EXHIBIT 10.14

DELOS ACQUISITION CORP.

January 23, 2008

Ladies and Gentlemen:

This letter will confirm our agreement that commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Delos Acquisition Corp. (“Company”), Delos Services LLC (“the LLC”) shall make available to the Company certain office space, administrative services and secretarial support, as may be agreed by the parties. In exchange therefor, the Company shall pay the LLC a monthly fee of $7,500 until the earlier of (i) the completion of the Company’s effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or assets, and (ii) the Company’s dissolution.

The LLC confirms that, from time to time, employees of the LLC and its subsidiaries and affiliates, as part of their on-going professional responsibilities and employment, and with no additional consideration offered or received, may provide certain services to the Company related to and in connection with the Company’s consummation of its initial business combination, substantially on the terms set forth in the Company’s registration statement on Form S-1. It is agreed that any such employee will undertake such tasks and responsibilities only upon oral or written request to such employee by any officer or director of the Company.

The LLC hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the trust account described in the Company’s IPO prospectus (the “Trust Account”) for any amounts arising out of this agreement, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever relating to the transactions contemplated by this agreement.

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ADMINISTRATIVE SERVICES AGREEMENT

Very truly yours,

DELOS ACQUISITION CORP.

By:	/s/ Mel Bergstein
	Name:	Mel Bergstein
	Title:	Chief Executive Officer

AGREED AND ACCEPTED

DELOS SERVICES LLC

By:	/s/ Michael Mikolajczyk
	Name:	Michael Mikolajczyk
	Title:	A Manager

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ADMINISTRATIVE SERVICES AGREEMENT